Exhibit 99.01

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                 CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                       SECTION 1350, AS ADOPTED PURSUANT
               TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002I

I hereby certify that the Quarterly Report of Pop N Go, Inc. on Form 10-QSB for the quarterly period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Quarterly Report fairly presents, in all material respects, the financial condition of Pop N Go, Inc. as of December 31, 2002.

Date: February 24, 2003

/s/ Mel Wyman
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    Mel Wyman
    Chief Executive Officer and Sole Director